Exhibit 99.4

 AGREEMENT AND PLAN OF MERGER

AMONG

GREEN PLAINS RENEWABLE ENERGY, INC.,

TN MERGER SUB, LLC

AND

ETHANOL GRAIN PROCESSORS, LLC

May 7, 2008

TABLE OF CONTENTS

Article I Definitions

2

Article II The Merger

2

Section 2.1   Basic Transaction

2

Section 2.2   Closing

2

Section 2.3   Deliveries at Closing

2

Section 2.4   Effects of the Merger.

3

Section 2.5   Exchange Procedures

5

Article III Representations and Warranties of the Company

6

Section 3.1   Representations and Warranties Concerning the Merger

6

Article IV Representations and Warranties of Green Plains and Merger Sub

6

Section 4.1   Incorporation of Representations and Warranties Concerning the Parent Merger and Green Plains and Merger Sub

6

Section 4.2   Representations and Warranties Concerning the Purchase and Sale of the Shares

6

Article V Conditions to Obligation to Close

7

Section 5.1   Conditions to Each Party’s Obligations

7

Article VI Termination

7

Section 6.1   Termination of Agreement

7

Section 6.2   Effect of Termination

7

Article VII Miscellaneous

7

Section 7.1   Nonsurvival of Representations and Warranties

7

Section 7.2   No Third-Party Beneficiaries

7

Section 7.3   Press Releases and Public Announcements

8

Section 7.4   Succession and Assignment

8

Section 7.5   Amendment

8

Section 7.6   Waivers

8

Section 7.7   Notices

8

Section 7.8   Expenses

9

Section 7.9   Governing Law

9

Section 7.10   Jurisdiction and Venue

9

Section 7.11   Specific Performance

9

Section 7.12   Severability

10

Section 7.13   Entire Agreement

10

Section 7.14   Headings, etc

10

Section 7.15   Construction

10

Section 7.16   Counterparts

10

AGREEMENT AND PLAN OF MERGER

This Merger Agreement (this “Agreement”) is entered into on May 7, 2008 by and among Green Plains Renewable Energy, Inc., an Iowa corporation (“Green Plains”), TN Merger Sub, LLC, a Tennessee limited liability company and a wholly owned subsidiary of Green Plains (“Merger Sub”), and Ethanol Grain Processors, LLC, a Tennessee limited liability company (the “Company”), in which VBV LLC, a Delaware limited liability company (“VBV”), owns the majority of the outstanding limited liability company interests with the balance of such interests owned by parties unaffiliated with VBV.  Green Plains, Merger Sub and the Company are each referred to herein as a “Party” and collectively as the “Parties.”

This Agreement contemplates a transaction in which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving, and each outstanding limited liability company interest in the Company (the “Company Interest”), except Company Interests owned by VBV, will be converted into a right to receive shares of Green Plains Common Stock.  Upon the Merger, Merger Sub will cease to exist, the operating agreement of the Company will be the operating agreement of the Surviving Company and the manager of Merger Sub will become the manager of the Company.

This Agreement is entered into in connection with a merger agreement dated of even date herewith by and among Green Plains, Green Plains Merger Sub, Inc. and VBV (“Parent Merger Agreement”), which contemplates the Merger and the merger of Indiana Bio-Energy, LLC, an Indiana limited liability company that, like the Company, is majority owned by VBV (“VBV Sub”), into another newly formed Green Plains subsidiary.  Under the Parent Merger Agreement, Green Plains Merger Sub, Inc. will merge with and into VBV, and each outstanding limited liability company interest of VBV will be converted into the right to receive shares of Green Plains Common Stock as specified in the Parent Merger Agreement (the “Parent Merger”).  In the Parent Merger, the merger consideration paid to VBV is calculated based on its ownership in the Company and in VBV Sub; that is, VBV will receive the equivalent price per Company Interest that the other owners of Company Interests receive in the Merger.  The completion of the Parent Merger is a condition to the closing of the Merger.

Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

Article I
Definitions

Definitions herein not otherwise defined herein have the meanings ascribed to them in the Parent Merger Agreement.  The definitions specified in this Agreement shall apply to capitalized terms in provisions incorporated by reference to the Parent Merger Agreement.

Article II
The Merger

Section 2.1  Basic Transaction.  Subject to and upon the terms and conditions of this Agreement, and in accordance with Tennessee law, Merger Sub will merge with and into the Company at the Effective Time.  Following the Effective Time, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the survivor in the Merger (the “Surviving Company”) and shall succeed to and assume all the rights and obligations of Merger Sub in accordance with Tennessee law.

Section 2.2  Closing. The closing of the Merger (the “Closing”) shall take place on the Closing Date of the Parent Merger.

Section 2.3  Deliveries at Closing. At the Closing, the Company and Merger Sub will file with the Secretary of State of the State of Tennessee a Certificate of Merger in the form attached hereto as Exhibit A (the “Certificate of Merger”) and each of the Directors of the Company shall submit his or her resignation in writing to be effective as of the Effective Time (defined below).

Section 2.4  Effects of the Merger.

(a)

General.  Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the Parties shall file the Certificate of Merger executed in accordance with Tennessee Law and, as soon as practicable on or after the Closing Date, shall make all other filings or recordings required under Tennessee Law. The Merger shall become effective when the Certificate of Merger is duly filed with the Secretary of State of the State of Tennessee or at such other time as Merger Sub and the Company agree and specify in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the “Effective Time”).

(b)

Conversion of Merger Sub Capital Stock and Company Interests.  At and as of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company Interest or any limited liability company interest of Merger Sub (a “Merger Sub Interest”):

(i)

each issued and outstanding Merger Sub Interest shall be automatically converted into and become a Company Interest;

(ii)

each Company Interest that is directly owned by VBV, Merger Sub or Green Plains shall remain outstanding, and no consideration shall be delivered in exchange therefor;

(iii)

subject to Section 2.5(d), each Company Interest (other than Company Interests that remain outstanding in accordance with Section 2.4(b)(ii)) shall be converted into the right to receive 0.151658305 (the “Exchange Ratio”) fully paid and nonassessable shares of Green Plains Common Stock (the “Merger Consideration”). If vesting, forfeiture or similar restrictions apply to a holder’s Company Interests, the same restriction shall continue to apply to the Merger Consideration received by that holder.  At and as of the Effective Time, all such Company Interests shall no longer be outstanding and shall automatically be canceled and shall cease to be outstanding, and each holder of a Company Interest shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration and certain dividends or other distributions in accordance with Section 2.5(b).

(iv)

(A)

each outstanding option to purchase Company Interests (“EGP Options”), whether vested or unvested, shall be converted into and become the right to acquire shares of Green Plains Common Stock, and Green Plains shall assume each such EGP Option in accordance with the terms and conditions (as in effect as of the date of this Agreement) of the unit purchase option agreement by which it is evidenced. From and after the Effective Time, (i) each EGP Option assumed by Green Plains may be exercised solely for shares of Green Plains Common Stock, (ii) the number of shares of Green Plains Common Stock subject to each such EGP Option shall be equal to the number of Company Interests subject to such EGP Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounding down to the nearest whole share, (iii) the per unit exercise price under each such EGP Option shall be adjusted by dividing the per unit exercise price under such EGP Option by the Exchange Ratio and rounding up to the nearest cent, and (iv) any restriction on the exercise of any such EGP Option shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such EGP Option shall otherwise remain unchanged; provided, however, that each EGP Option assumed by Green Plains in accordance with this Section 2.4(b)(iv) shall, in accordance with its terms, be subject to further adjustment as appropriate to reflect any stock split, stock dividend, reclassification, recapitalization or other similar transaction effected subsequent to the Effective Time.  The adjustment provisions herein with respect to any options which are “incentive stock options” (as defined in Section 422 of the Code) shall be and are intended to be effected in a manner which is consistent with Section 424(a) of the Code and which does not modify the incentive stock option within the meaning of Section 424(h) of the Code. The duration and other terms of the EGP Options assumed by Green Plains shall be the same as the terms of the original option except that all references to EGP shall be deemed to be references to Green Plains.

(B)

As soon as practicable after the Effective Time, Green Plains shall deliver to the holders of EGP Options an appropriate notice setting forth such holder’s rights pursuant thereto and the grants made prior to the Effective Time pursuant to the unit purchase option agreement by which they are evidenced shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 2.4(b)(iv) after giving effect to the Merger). Green Plains shall comply with the terms of the unit purchase option agreements of the Company to ensure, to the extent required by, and subject to the provisions of, such agreements, that EGP Options which qualified as incentive stock options prior to the Effective Time continue to qualify as incentive stock options after the Effective Time.

(C)

Green Plains shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Green Plains Common Stock for delivery under the EGP Options assumed in accordance with this Section 2.4(b)(iv).

(D)

Green Plains shall, prior to the Effective Time, cause Green Plains’s Board of Directors to approve the issuance of shares of Green Plains Common Stock (including shares of Green Plains Common Stock to be issued in connection with the exercise of any EGP Options assumed by Green Plains in the Merger) and the assumption of EGP Options, with respect to any employees of EGP who will become subject to the reporting requirements of Section 16 of the Exchange Act to the extent necessary for such issuance to be an exempt acquisition pursuant to SEC Rule 16b-3 and will provide a draft of such resolutions to EGP’s outside legal counsel for review prior to adoption.

(v)

In the event Green Plains changes (or establishes a record date for changing) the number of shares of Green Plains Common Stock issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange of shares or similar transaction with respect to the outstanding Green Plains Common Stock and the record date therefor shall be prior to the Effective Time, the Exchange Ratio shall be proportionately adjusted to reflect such stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange of shares or similar transaction.

(c)

Governance of Surviving Company.

(i)

The operating agreement of the Company shall be the operating agreement of the Surviving Company at the Effective Time, and will be amended and restated in a form mutually agreed upon prior to Closing.

(ii)

The directors of the Company shall resign in writing as of the Effective Time.

(iii)

The Articles of Organization of the Surviving Company will be amended to provide that the Surviving Company will be manager-managed at the Effective Time.

(iv)

The manager of Merger Sub shall become the manager of the Surviving Company.

Section 2.5  Exchange Procedures.

(a)

Exchange Procedures.  Promptly after the Effective Time, the holder of each Company Interest (other than VBV, Merger Sub or Green Plains) shall be entitled to receive from Green Plains in exchange therefor, and Green Plains shall deliver to such holder, a certificate representing that number of whole shares of Green Plains Common Stock that such holder has the right to receive pursuant to the provisions of this Article II and certain dividends or other distributions in accordance with Section 2.5(b), and such holder’s Company Interest shall forthwith be canceled.  In the event of a transfer of ownership of Company Interests that is not registered in the transfer records of the Company, a certificate representing the proper number of shares of Green Plains Common Stock may be issued to a Person other than the Person in whose name the such Company Interest is registered if such Company Interest has been properly assigned and the Person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance of shares of Green Plains Common Stock to a Person other than the registered holder of such Company Interest or establish to the satisfaction of Green Plains that such tax has been paid or is not applicable. Each Company Interest shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration that the holder thereof has the right to receive pursuant to the provisions of this Article II and certain dividends or other distributions in accordance with Section 2.5(b). No interest shall be paid or will accrue on any cash payable to holders Company Interests pursuant to the provisions of this Article II.

(b)

Distributions. Whenever a dividend or other distribution is declared or made after the date hereof with respect to Green Plains Common Stock with a record date after the Effective Time, such declaration shall include a dividend or other distribution in respect of all shares of Green Plains Common Stock issuable pursuant to this Agreement. Subject to the effect of applicable escheat or similar laws, there shall be paid to the holder of each Company Interest representing whole shares of Green Plains Common Stock issued in exchange therefor, without interest, the amount of dividends or other distributions with a record date after the Effective Time paid with respect to such whole shares of Green Plains Common Stock.

(c)

No Further Ownership Rights in Company Interests. All shares of Green Plains Common Stock issued upon the surrender for exchange of Company Interests in accordance with this Article II shall be deemed to have been issued in full satisfaction of all rights pertaining to the Company Interests subject, however, to the Surviving Company’s obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by the Company on such Company Interests which remain unpaid at the Effective Time, and there shall be no further registration of transfers on the transfer books of the Surviving Company of the Company Interests that were outstanding immediately prior to the Effective Time.

(d)

No Fractional Shares. No certificates or scrip representing fractional shares of Green Plains Common Stock shall be issued upon the exchange of Company Interests, no dividends or other distributions of Green Plains shall relate to such fractional share interests, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of Green Plains. In lieu of such fractional share interests, such fractional share shall be rounded up or down to the nearest whole number (with one-half of a shares rounded up).

(e)

No Liability. None of Green Plains, Merger Sub, the Company or the Surviving Company shall be liable to any Person in respect of any shares of Green Plains Common Stock, cash, dividends or other distributions properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

(f)

Withholding Rights. Green Plains or the Surviving Company shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Interests such amounts as Green Plains or the Surviving Company is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority by Green Plains or the Surviving Company, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Company Interests in respect of which such deduction and withholding was made by Green Plains or the Surviving Company.

Article III
Representations and Warranties of the Company

Section 3.1  Representations and Warranties Concerning the Merger.  The Company represents and warrants to Green Plains and Merger Sub as follows:

(a)

Authorization of Transaction.  The Company has full limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Company.  The governors of the Company have resolved to recommend that the members of the Company approve and adopt this Agreement and the Merger, and have directed that such matters be submitted to the members of the Company for approval.

(b)

Brokers’ Fees.  The Company has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

Article IV
Representations and Warranties of Green Plains and Merger Sub

Section 4.1  Incorporation of Representations and Warranties Concerning the Parent Merger and Green Plains and Merger Sub.  The representations and warranties of Green Plains and “Merger Sub”  (as that term is used in the Parent Merger Agreement)  in the Parent Merger Agreement, as qualified by the Green Plains Disclosure Schedule, are incorporated into this Agreement and constitute a part of this Agreement as if such representations and warranties were made to the Company.

Section 4.2  Representations and Warranties Concerning the Purchase and Sale of the Shares.  Green Plains and Merger Sub represent and warrant to the Company as follows:

(a)

Authorization of Transaction. Each of Green Plains and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of Green Plains and Merger Sub, enforceable in accordance with its terms and conditions. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by each of Green Plains and Merger Sub.

(b)

Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any Governmental Entity to which Green Plains or Merger Sub is subject or any provision of the charter or bylaws of Green Plains or Merger Sub or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Green Plains or Merger Sub is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Lien upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice or Lien would not have a Material Adverse Effect. Neither Green Plains nor Merger Sub need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Entity in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a Material Adverse Effect.

(c)

Brokers’ Fees.  Neither Green Plains nor Merger Sub has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

Article V
Conditions to Obligation to Close

Section 5.1  Conditions to Each Party’s Obligations.  The respective obligation of each party to consummate the transactions to be performed by it in connection with the Closing is subject to the completion of the Parent Merger and the vote or approval of the members of the Company necessary to approve, in accordance with its operating agreement, the Merger and this Agreement.

Article VI
Termination

Section 6.1  Termination of Agreement.  This Agreement shall terminate if the Parent Merger Agreement is terminated.

Section 6.2  Effect of Termination.  In the event of termination of this Agreement, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Green Plains, Merger Sub or the Company, other than the provisions of this Section 6.2 and Article VII, which provisions survive such termination, and except to the extent that such termination results from the willful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in the Parent Merger Agreement.

Article VII
Miscellaneous

Section 7.1  Nonsurvival of Representations and Warranties.  None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 7.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

Section 7.2  No Third-Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

Section 7.3  Press Releases and Public Announcements.  No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of Green Plains; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

Section 7.4  Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of Green Plains and the Company; provided, however, that Green Plains may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases Green Plains nonetheless shall remain responsible for the performance of all of its obligations hereunder).

Section 7.5  Amendment.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of Green Plains and the Company.

Section 7.6  Waivers.  At any time prior to the Closing Date, a party may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of this Section 7.5, waive compliance by the other party with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

Section 7.7  Notices.  All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one business day after being sent to the recipient by facsimile transmission or electronic mail, or (iv) four business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

if to Green Plains or Merger Sub, to:	with a copy (which shall not constitute effective notice) to:
TN Merger Sub, LLC c/o Green Plains Renewable Energy, Inc. 105 N 31st Avenue Suite 103 Omaha, NE 68131 Attn: Wayne Hoovestol	Husch Blackwell Sanders LLP 1620 Dodge Street Suite 2100 Omaha, NE 68102 Attention: Michelle S. Mapes, Esq.

and if to Company, to:	with a copy (which shall not constitute effective notice) to:
Ethanol Grain Processors, LLC c/o VBV LLC One South Dearborn, Suite 800 Chicago, IL 60603 Facsimile No.: Attention: Todd Becker	Stoel Rives LLP 33 South Sixth Street, Suite 4200 Minneapolis, MN 55402 Facsimile No.: (612) 373-8881 Attention: David T. Quinby, Esq.

Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

Section 7.8  Expenses.  Each of Green Plains, Merger Sub and the Company will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

Section 7.9  Governing Law.  This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware; provided, however, that the laws of the state of Iowa shall govern the relative rights, obligations, powers, duties and other internal affairs of Green Plains and its board of directors.

Section 7.10  Jurisdiction and Venue.  Each of the Parties irrevocably agrees that any legal action or proceeding arising out of or related to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other Party hereto or its successors or assigns may be brought and determined in the state or federal courts located in New Castle County, Delaware, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action, suit or proceeding relating thereto except in such courts). Each of the Parties agrees further to accept service of process in any manner permitted by such court. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or related to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the above-referenced courts for any reason other than the failure lawfully to serve process, (b) that it or its property is exempt or immune from jurisdiction of such courts or from any legal process commenced therein, and (c) to the fullest extent permitted by law, that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such court. The exclusive choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce such judgment in any appropriate jurisdiction.

Section 7.11  Specific Performance.  The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the state or federal courts located in New Castle County, Delaware, in addition to any other remedy to which they are entitled at law or in equity.

Section 7.12  Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

Section 7.13  Entire Agreement.  This Agreement (including the exhibits, annexes, and schedules referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

Section 7.14  Headings, etc.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.  Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation.

Section 7.15  Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

Section 7.16  Counterparts.  This Agreement may be executed in one or more counterparts (including by means of facsimile), each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Merger Agreement on the date first above written.

GREEN PLAINS RENEWABLE ENERGY, INC.
By: /s/ Wayne Hoovestol
Name: Wayne Hoovestol
Title: Chief Executive Officer

TN MERGER SUB, LLC
By: /s/ Wayne Hoovestol
Name: Wayne Hoovestol
Title: Chief Executive Officer

ETHANOL GRAIN PROCESSORS, LLC

By: /s/ Todd Becker
Name: Todd Becker
Title: Chairman

Exhibit A

Certificate of Merger